UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

Pliant Corporation

(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

333-40067
(Commission File Number)

87-0496065
(I.R.S. Employer Identification No.)

1475 Woodfield Road, Suite 700, Schaumburg, Illinois 60173
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 969-3300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events

     On December 6, 2004, Standard and Poor’s Rating Services issued a press release stating that it had lowered its corporate credit rating on Pliant to ‘B’ from ‘B+’ and removed the ratings from CreditWatch. In addition: Pliant’s bank loan rating changed from “BB-” to “B+”; the senior secured discount notes changed from “B” to “B-”; and the senior secured notes and the subordinated notes changed from “B-” to “CCC+”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT CORPORATION

Dated: December 7, 2004	By:	/s/ James Ide

James Ide
Executive Vice President and Chief Financial Officer